                                                              EXHIBIT(h)(12)(i)

[ING FUNDS LOGO]

August 21,2003

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Principal Protection Fund VIII and ING Principal Protection Fund IX, each a newly established series of ING Equity Trust, ING GET U.S. Core Portfolio - Series 3, ING GET U.S. Core Portfolio - Series 4, ING GET U.S. Core Portfolio - Series 5 and ING GET U.S. Core Portfolio - Series 6, each a newly established series of ING Variable Insurance Trust, and ING American Funds Growth Portfolio, ING American Funds International Portfolio and ING American Funds Growth-Income Portfolio, each a newly established series of ING Investors Trust (the "New Funds") upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement has been modified to give effect to the foregoing by adding the above mentioned funds to Exhibit A of the Agreement.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the New Funds, by signing below.

                                                         Very sincerely,

                                                         -s- Robert S. Naka
                                                         ---------------------
                                                         Robert S. Naka
                                                         Senior Vice President

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: -s- Nick Horvath
   -------------------------------------------
Name: Nick Horvath
Title: Director of Operation, Duty Authorized

7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000                  ING Equity Trust
Scottsdale, AZ 85258-2034             Fax: 480-477-2700      ING Variable Insurance Trust
                                      www.ingfunds.com                ING Investors Trust

                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                               TYPE OF            STATE OF         TAXPAYER
        TAXPAYER/FUND NAME*                 ORGANIZATION        ORGANIZATION       I.D. NO.
        -------------------                 ------------        ------------     -----------
ING CORPORATE LEADERS TRUST FUND         Trust                 New York          13-6061925

ING EQUITY TRUST                         Business Trust        Massachusetts     N/A
  ING Convertible Fund                                                           33-0552461
  ING Disciplined LargeCap Fund                                                  06-1533751
  ING Equity and Bond Fund                                                       33-0552418
  ING Financial Services Fund                                                    95-4020286
  ING Growth Opportunities Fund                                                  04-2886865
  ING LargeCap Growth Fund                                                       33-0733557
  ING MidCap Opportunities Fund                                                  06-1522344
  ING MidCap Value Fund                                                          86-1048451
  ING Principal Protection Fund                                                  86-1033467
  ING Principal Protection Fund II                                               86-1039030
  ING Principal Protection Fund III                                              86-1049217
  ING Principal Protection Fund IV                                               82-0540557
  ING Principal Protection Fund V                                                27-0019774
  ING Principal Protection Fund VI                                               48-1284684
  ING Principal Protection Fund VII                                              72-1553495
  ING Principal Protection Fund VIII                                             47-0919259
  ING Principal Protection Fund IX                                               TBD
  ING Real Estate Fund                                                           43-1969240
  ING SmallCap Opportunities Fund                                                04-2886856
  ING SmallCap Value Fund                                                        86-1048453
  ING Tax Efficient Equity Fund                                                  23-2978988

ING FUNDS TRUST                          Business Trust        Delaware          N/A
  ING Classic Money Market Fund                                                  23-2978935
  ING GNMA Income Fund                                                           22-2013958
  ING High Yield Bond Fund                                                       23-2978938
  ING High Yield Opportunity Fund                                                33-0715888
  ING Intermediate Bond Fund                                                     52-2125227

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF              STATE OF          TAXPAYER
            TAXPAYER/FUND NAME*                      ORGANIZATION         ORGANIZATION        I.D. NO.
            -------------------                      ------------         ------------        --------
ING FUNDS TRUST CONT.
  ING Lexington Money Market Trust                                                          13-6766350
  ING Money Market Fund                                                                     86-0955273
  ING National Tax-Exempt Bond Fund                                                         23-2978941
  ING Strategic Bond Fund                                                                   33-6170208

ING INVESTMENT FUNDS, INC.                          Corporation         Maryland            N/A
  ING MagnaCap Fund                                                                         22-1891924

ING INVESTORS TRUST                                 Business Trust      Massachusetts       N/A
ING American Funds Growth Portfolio                                                         55-0839555
ING American Funds Growth-Income Portfolio                                                  55-0839542
ING American Funds International Portfolio                                                  55-0839952

ING MAYFLOWER TRUST                                 Business Trust      Massachusetts       N/A
  ING Growth + Value Fund                                                                   06-1465531
  ING International Value Fund                                                              06-1472910

ING MUTUAL FUNDS                                    Business Trust      Delaware            N/A
  ING Emerging Countries Fund                                                               33-0635177
  ING Global Real Estate Fund                                                               86-1028620
  ING International Fund                                                                    22-3278095
  ING International SmallCap Growth Fund                                                    33-0591838
  ING Precious Metals Fund                                                                  13-2855309
  ING Russia Fund                                                                           22-3430284
  ING Worldwide Growth Fund                                                                 33-0552475
  ING Global Equity Dividend Fund                                                           55-0839557
  ING Foreign Fund                                                                          72-1563685

ING PRIME RATE TRUST                                Business Trust      Massachusetts       95-6874587

ING SENIOR INCOME FUND                              Business Trust      Delaware            86-1011668

ING VARIABLE INSURANCE TRUST                        Business Trust      Delaware            N/A
  ING VP Worldwide Growth Portfolio                                                         25-6705433
  ING GET U.S. Core Portfolio - Series 1                                                    43-2007006
  ING GET U.S. Core Portfolio - Series 2                                                    41-2107140
  ING GET U.S. Core Portfolio - Series 3                                                    32-0090501
  ING GET U.S. Core Portfolio - Series 4                                                    32-0090502
  ING GET U.S. Core Portfolio - Series 5                                                    32-0090504
  ING GET U.S. Core Portfolio - Series 6                                                    32-0090505
  ING GET U.S. Opportunity Portfolio - Series 1                                             43-2007032
  ING GET U.S. Opportunity Portfolio - Series 2                                             TBD

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                                       TYPE OF              STATE OF          TAXPAYER
            TAXPAYER/FUND NAME*                      ORGANIZATION         ORGANIZATION        I.D. NO.
            -------------------                      ------------         ------------        --------
ING VARIABLE PRODUCTS TRUST                         Business Trust      Massachusetts       N/A
  ING VP Convertible Portfolio                                                              86-1028318
  ING VP Disciplined LargeCap Fund                                                          06-6397003
  ING VP Emerging Countries Portfolio                                                       86-1028317
  ING VP Financial Services Portfolio                                                       86-1028316
  ING VP Growth + Value Portfolio                                                           06-6396994
  ING VP Growth Opportunities Portfolio                                                     06-6493759
  ING VP High Yield Bond Portfolio                                                          06-6396995
  ING VP International Portfolio                                                            86-1028314
  ING VP International SmallCap Growth Portfolio                                            86-1028313
  ING VP International Value Portfolio                                                      06-6453493
  ING VP LargeCap Growth Portfolio                                                          86-1028309
  ING VP MagnaCap Portfolio                                                                 06-6493762
  ING VP MidCap Opportunities Portfolio                                                     06-6493760
  ING VP SmallCap Opportunities Portfolio                                                   06-6397002

ING VP EMERGING MARKETS FUND, INC.                  Corporation         Maryland            06-1287459

ING VP NATURAL RESOURCES TRUST                      Business Trust      Massachusetts       22-2932678

Last Approved: August 21, 2003

* This Amended and Restated Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.